Exhibit 99.1

STOCK PURCHASE AGREEMENT

THE STOCK PURCHASE AGREEMENT (“Agreement”) is made and entered into in duplicate this 25th  day of August, 2011, by and between Global Mineral Corp.  (“Seller”) and Bonanza Goldfields Corp. (“Purchaser”).

RECITALS

A.  The Seller is the owner of Global Mineral Corp. (20,000,000 Million) of shares of common stock (“Shares”) of Bonanza Goldfields, Corp., a Nevada corporation (“Company”).

B. Seller will deliver 20,000,000 million shares of Bonanza Goldfields Corp. upon commence this agreement.

C.  The Seller desires to sell and convey the Shares to the Purchaser, on the terms and subject to the conditions specified in this Agreement.

D.The Purchaser desires to purchase the Shares from the Seller, on the terms and subject to the conditions specified in this Agreement.

NOW, THEREFORE, IN CONSIDERATION OF THE RECITALS SPECIFIED ABOVE THAT SHALL BE DEEMED TO BE A SUBSTANTIVE PART OF THIS AGREEMENT, AND THE MUTUAL COVENANTS, PROMISES, UNDERTAKINGS, AGREEMENTS, REPRESENTATIONS AND WARRANTIES SPECIFIED IN THIS AGREEMENT AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, WITH THE INTENT TO BE OBLIGATED LEGALLY AND EQUITABLY, THE PARTIES DO HEREBY COVENANT, PROMISE, AGREE, REPRESENT AND WARRANT AS FOLLOWS:

1.  Purchase of Shares.  On the terms and subject to all of the conditions specified by the provisions of this Agreement and upon the performance by each of the parties of their respective obligations created by the provisions of this Agreement, at the Closing (as defined below), the Seller shall forever and irrevocably sell, assign, transfer, surrender, convey, deliver and set over to the Purchaser, and Purchaser shall purchase the Shares from the Seller.

2.     Effectiveness of this Agreement.  The consummation of the transactions contemplated hereby (the “Closing”) shall take place at the offices of the Company or at such other place as the parties may mutually agree, concurrent with the closing of the Merger Agreement.  In the event the Company does not close the Merger Agreement, this Agreement shall not be executed by the Company and shall not become effective.

3.  Consideration.  As the consideration for the Seller's surrender and sale, and the Purchaser’s  purchase, of the Shares, the Purchaser shall pay and deliver to Seller total $ 80,000.00 U.S. dollars payment will be (USD $ 5,000.00/per month). The receipt and sufficiency of such consideration is hereby specifically acknowledged by the Seller.

4.  Seller's Representations, Warranties and Covenants.  The Seller represents and warrants to the Purchaser and covenants with the Purchaser the following, the truth and accuracy of each of which shall constitute a condition precedent to the obligations of the Purchaser pursuant hereto:

4.1  Validity of Agreement.  This Agreement is valid and obligates the Seller.  The Seller has full and complete power and authority to sell the Shares, as contemplated by the provisions of this Agreement.

4.2  Share Ownership.  The Seller is the owner, free and clear of any encumbrances, of the Shares. The Seller has full and complete right and authority to transfer, sell, surrender, assign and convey the Shares to the Purchaser.

4.3  Brokerage and Finder's Fees.  The Seller has not incurred any liability to any broker, finder or agent for any brokerage fees, finder's fees or commissions with respect to the transaction contemplated by the provisions of this Agreement.

4.4  Voluntary Nature of Transaction. The sale by the Seller to the Purchases of the Shares is made freely and voluntarily by the Seller.  The Seller, in selling the Shares to the Purchaser, is not acting under fraud, duress, menace or undue influence.

5.  Purchaser’s Representations and Warranties.  The Purchaser represent and warrant to the Seller and covenants with the Seller the following, the truth and accuracy of each of which shall constitute a condition precedent to the obligations of the Seller pursuant hereto:

5.1  Validity of Agreement.  This Agreement is valid and obligates the Purchaser.  The Purchaser has full and complete power and authority to purchase the Shares, as contemplated by the provisions of this Agreement.

5.2  Brokerage and Finder's Fees.  The Purchaser has not incurred any liability to any broker, finder or agent for any brokerage fees, finder's fees or commissions with respect to the transaction contemplated by the provisions of this Agreement.

5.3  Restricted Securities. The Purchaser hereby confirms that Purchaser has been informed that the Shares are “restricted securities” under the Securities Act of 1933, as amended (the “Act”) and may not be resold or transferred unless the Purchased Shares are first registered under the federal securities laws or unless an exemption from such registration is available. Accordingly, Purchaser hereby acknowledges that Purchaser is prepared to hold the Purchased Shares for the foreseeable future.

5.4  Investment Experience. Purchaser represents that, prior to acquisition of the Shares, Purchaser acquired sufficient information about the Company, including reviewing the Company’s filing with the Securities and Exchange Commission, to reach an informed, knowledgeable decision to acquire the Shares. Purchaser has such knowledge and experience in financial and business matters as to make him capable of evaluating the risks of the prospective investment and to make an informed investment decision. Purchaser is able to bear the economic risk of his investment in the Shares

Governing Law; Venue.  This Agreement has been executed in and shall be governed by the laws of the State of California. Any and all actions brought under this Agreement shall be brought in the state and/or federal courts of the United States sitting in the County or Orange, California and each party hereby waives any right to object to the convenience of such venue.

Entire Agreement.  This Agreement supersedes any and all other agreements, either oral or in writing, between the parties to this Agreement with respect to the subject matter hereof and contains all the covenants and agreements between said parties with respect thereto, and each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party which are not embodied herein, and that any other agreement, statement, or promise concerning the subject matter set forth in this Agreement shall be of no force or effect except in a subsequent modification in writing signed by the party to be charged.

Severability.  In the event any part of this Agreement, for any reason, is declared to be invalid, such decision shall not affect the validity of any remaining portion of this Agreement, which remaining portion shall remain in full force and effect as if this Agreement had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties to this Agreement that they would have executed the remaining portion of this Agreement without including any such part, parts, or portion which, for any reason, may be hereafter declared invalid.

Further Assurance.  Each party to this Agreement hereby agrees to take any and all action necessary or appropriate to execute and discharge its responsibilities and obligations created pursuant to the provisions of this Agreement and to further effectuate and carry out the intents and purposes of this Agreement and the transactions contemplated hereby.

Counterparts; Signatures.  This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original, but all of which will be one and the same document.  Facsimiles and electronic copies in portable document format (“PDF”) containing original signatures shall be deemed for all purposes to be originally signed copies of the documents that are the subject of such facsimiles or PDF versions.

Representation by Counsel. All parties have been advised of their rights to obtain independent counsel. All parties are either represented by independent counsel or hereby specifically waive the right to counsel. Each party represents, warrants, and covenants that such party executes this Agreement acting on its own independent judgment or upon the advice of such party's counsel, without any representation, express or implied, of any kind from any other party, except as specified expressly in this Agreement.

Successors and Assigns.  This Agreement and each of its provisions shall obligate the heirs, executors, administrators, successors, and assigns of each of the parties hereto.  No provisions of this paragraph, however, shall be a consent to the assignment or delegation by any party to this Agreement of its respective rights and obligations created pursuant to the provisions of this agreement.

Indemnification. Seller shall indemnify, defend and hold Purchaser harmless from any and all claims, liabilities, costs, expenses, damages, and penalties (including reasonable attorneys’ fees) arising from Seller’s breach of its representation and warranties as set forth in this Agreement.

Recovery of Litigation Costs.  If any legal or equitable action or any arbitration or other proceeding is brought for the enforcement or interpretation of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in such action or proceeding, in addition to any other relief to which it may be entitled.

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement of the date first above written.

SELLER:

/s/ David Janney
__________________________________
Global Mineral Corp. /CEO
David Janney

__________________________________
Notary

PURCHASER:

/s/ Scott Geisler
__________________________________
Bonanza Goldfields Corp/President
Scott Geisler